

BMO Capital Markets: 25th Global Metals and Mining Conference

March 1, 2016

WESTMORELAND COAL COMPANY

BMO Capital Markets®

westmoreland.com | NASDAQ:WLB
westmorelandmlp.com | NYSE:WMLP

Forward Looking Statements

This presentation contains "forward-looking statements." Forward-looking statements can be identified by words such as "anticipates," "intends," "plans," "seeks," "believes," "estimates," "expects" and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements we make throughout this presentation regarding recent acquisitions and their anticipated effects on us.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We therefore caution you against relying on any of these forward-looking statements. They are statements neither of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include political, economic, business, competitive, market, weather and regulatory conditions and the following:

- Our ability to manage Westmoreland Resource Partners, LP ("WMLP");
- Our efforts to effectively integrate recently acquired operations (including San Juan, Canadian and Ohio operations) with our existing business and our ability to manage our expanded operations following the acquisition;
- Our ability to realize growth opportunities and cost synergies as a result of the addition of operations and across our existing operations;
- Our substantial level of indebtedness;
- Declines in the export prices for coal, including its effects on our Coal Valley mine;
- The ability of our hedging arrangement with respect to our Roanoke Valley Power Facility ("ROVA") to generate free cash flow due to the fully hedged position through March 2019;
- Changes in our post-retirement medical benefit and pension obligations and the impact of the recently enacted healthcare legislation on our employee health benefit costs;
- Inaccuracies in our estimates of our coal reserves;
- Our potential inability to expand or continue current coal operations due to limitations in obtaining bonding capacity for new mining permits, or increases in our mining costs as a result of increased bonding expenses;
- The effect of prolonged maintenance or unplanned outages at our operations or those of our major power generating customers;
- The inability to control costs, recognize favorable tax credits or receive adequate train traffic at our open market mine operations;
- Competition within our industry and with producers of competing energy sources;
- Existing and future laws including legislation, regulations and court judgments or orders affecting both our coal mining operations and our customers' coal usage, governmental policies and taxes, including those aimed at reducing emissions of elements such as mercury, sulfur dioxides, nitrogen oxides, particulate matter or greenhouse gases;
- The effect of the Environmental Protection Agency's and Canadian and provincial governments' inquiries and regulations on the operations of the power plants to which we provide coal; and
- Other factors that are described under the heading "Risk Factors" in our reports filed with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q.

Unless otherwise specified, the forward-looking statements in this presentation speak as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time-to-time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statements, whether because of new information, future developments or otherwise, except as may be required by law.

Reserve engineering is a process of estimating underground accumulations of coal that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by our reserve engineers. In addition, the results of mining, testing and production activities may justify revision of estimates that were made previously. If significant, such revisions would change the schedule of any further production and development of reserves. Accordingly, reserve estimates may differ from the quantities of coal that are ultimately recovered.

The Westmoreland Difference



Lowest Cost Fuel Model
Highly Differentiated Business Model
Long Term Cost Protected Contracts
Consistent Cash Generation
Positioned for Long-Term Value

Diversified North American Coal Leader

Summary

- Formed in 1854, the oldest independent coal company in the United States
- Operations include:
  - 18 surface mine operations in U.S. and Canada
  - A long-wall mine in New Mexico
  - An underground mine in Ohio
  - Char and activated carbon production facilities
  - Two-unit ROVA coal-fired power plant
- Owns general partner and majority interest in WMLP
- Award-winning safety and environmental performance

Two Public Companies

	WESTMORELAND COAL COMPANY	WESTMORELAND RESOURCE PARTNERS
Ticker	NASDAQ: WLB	NYSE: WMLP
Share / Unit Price (US$)	$5.17	$3.82
Basic Shares / Units (mm)	18.1	21.0
Market Cap (US$ mm)	$93	$81
Credit Rating	B3, B	n.a.



Source: Company fillings, FactSet
Note: Market data as of 23-Feb-16.

Portfolio of Mine Mouth and Transportation Advantaged Operations



Coal Valley
Genesee
Paintearth
Poplar River
Sheerness
Estevan
Savage
Rosebud
Beulah
Absaloka
Kemmerer
Headquarters
ROVA Power Facility
San Juan
Jewett
OHIO
Tuscarawas
Cadiz
Plainfield
Belmont
New Lexington
Noble
Buckingham

Legend

- Westmoreland Coal
- Westmoreland Resource Partners, LP
- Power

The Westmoreland Difference | The Westmoreland Model | Positioned to Drive Shareholder Value

WESTMORELAND COAL COMPANY

Westmoreland's Unique and Predictable Operating Model

Lowest Cost Fuel Model

- Primarily simple surface mining method executed with draglines and shovels
- Mine-mouth positioning, close proximity to customer facilities
  - Significant savings to customers by minimizing transportation
  - High barriers to entry for competition

Long-Term Cost Protected Contracts

- Long-term coal supply agreements with strong dispatch, base load customers
- Majority of contracts are indexed to factors unrelated to open market coal pricing

Consistent Cash Generation

- Free cash flow guidance mid-point of $70 mm in 2016
- Meaningful portion of reclamation expenditures reimbursed by customers

Long-Term Protected Contracts Strengthen Business Model

Contracted Position Adds Strength To Forecast (% Contracted)



97%
92%
89%
86%
73%
2016
2017
2018
2019
2020

Minimal Exposure To Coal Pricing Volatility



Open Market
7%
Cost Plus
33%
Cost Indexed
60%

Weighted average remaining contract length of ~12 years

The Westmoreland Difference | **The Westmoreland Model** | Positioned to Drive Shareholder Value

Note: Shown on a consolidated basis including San Juan and WMLP.

WESTMORELAND COAL COMPANY

Unique Approach to Reclamation Minimizes Exposure to Westmoreland


$585 (1)
Westmoreland net exposure
~25% of reclamation liability
Gross Reclamation Liability
Customer Responsibility
Reclamation Bond - Cash Collateral
Reclamation Deposits (Previously Collected)
Westmoreland Net Exposure

No self bonding risk – all surety bonds secured by cash collateral

1. 2015 estimate including San Juan.

Solid Reserve Base

Coal Reserves and Resources in millions of tons

Average reserve life extends beyond 2035


Demonstrated reserve growth
at minimal upfront costs
3,500
1,500
San Juan
368
2011A
Proven & Probable
2015E
Proven & Probable
2015E
Total Resources (1)

Recently announced moratorium on federal leases has minimal impact on Westmoreland

The Westmoreland Difference | **The Westmoreland Model** | Positioned to Drive Shareholder Value

1. Estimate. Includes proven, probable and possible reserves.

Westmoreland Customers Purchase Fuel Well Below the Competition

Comparison vs. Other Coal Regions ($/MBtu)



$2.69
$2.66
$2.57
$1.83
$1.80
$1.45
CAAP
Rockies
NAAP
PRB
Ill. Basin
WLB(1)
Total Average Cost of Delivered Coal

Comparison vs. Natural Gas ($/MBtu)



Westmoreland
Natural Gas (Henry Hub)
$7.50
$5.00
$2.50
--
$1.45
2010
2011
2012
2013
2014
2015E(1)

Minimal risk of displacement from other coal basins or natural gas

The Westmoreland Difference | **The Westmoreland Model** | Positioned to Drive Shareholder Value

Source: FactSet, SNL

Note: Uses current market data for coal and emissions prices and standard assumptions for coal plant operations; assumes average heat content per SNL for each producing region.

1. Based on preliminary 2015 results. Number is not final.

Coal is the Primary Fuel in the Markets Served

Power Generation by Fuel Type In Markets Served[(1)]



Coal
Natural Gas
Nuclear
Hydroelectric
Other
57%
16%
9%
6%
11%

Power Generation by Fuel In The United States (trillion kWh)



5.5
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
27%
Natural Gas
31%
13%
Renewables
18%
19%
Nuclear
16%
39%
Coal
34%
1%
Petroleum & Other
1%
2010
2015E
2020E
2025E
2030E
2035E
2040E

Source: U.S. Energy Information Administration, Annual Energy Outlook 2015

Low energy prices delaying investment in new power generation

The Westmoreland Difference | **The Westmoreland Model** | Positioned to Drive Shareholder Value

Source: Alberta Department of Energy, SaskPower, SNL, Statistics Canada, U.S. Energy Information Administration
1. As of 2014 (latest available); markets served include Alberta, Saskatchewan, Mountain, West North Central.

Serving High Quality Investment Grade Customers

Industry Leading Safety

Lost Time Incident Rate



National Surface Mine Average
Westmoreland
1.23
1.23
1.13
1.17
1.19
1.28
0.88
0.65
0.48
0.66
0.80
0.63
2010A
2011A
2012A
2013A
2014A
2015E

Sentinels of Safety Award

Colstrip Mine

2011

John T. Ryan Safety Award

Paintearth Mine

2012

John T. Ryan Safety Award

Genesee Mine

2013

Sentinels of Safety Award

Jewett Mine

2014

The Westmoreland Difference | **The Westmoreland Model** | Positioned to Drive Shareholder Value

Westmoreland Coal Company

Proven Record of Successful Acquisition Integration

- 2016 focus on integrating San Juan acquisition
- Strong historical record for enhancing productivity of acquired assets
- Consistent cost reduction through implementation of the Westmoreland business model
- Proven record for reducing net leverage post acquisitions
- Consistent history of improving safety performance

Performance Improvements Following Acquisitions

Kemmerer		Canadian Operations		Ohio Operations	
Productivity	↑ 18%	Dragline Productivity	↑ 17%	Underground Productivity	↑ 8%
Mining Cost per Ton	↓ (5%)	Mining Cost per Ton	↓ (14%)	Mining Cost per Ton	↓ (5%)
Mine Citations	↓ (51%)	Capex per Ton	↓ (22%)	Yield (% Recovery)	↑ 10%
Labor Grievances	↓ (74%)	G&A Costs	↓ (34%)	G&A Costs	↓ (28%)
Reportable Incidents	↓ (55%)	Inventory Reduction	↓ (7%)	Reportable Incidents	↓ (44%)

Implementation of Westmoreland's operating philosophy drives significant improvement

Source: Management
Note: Metrics based on improvements attained in the year following the acquisition; productivity based on tons per man hour.

Delivering Value Through Consistent Financial Results

Tons Sold (Mst)



$22
$22
$25
$45
$54-$56
$53-$56
2011
2012
2013
2014
2015E
2016E

Record tonnage in 2015; forecasting new record in 2016

Adjusted EBITDA (US$ mm)



$73
$105
$116
$175
$215-$225
$235-$275
2011
2012
2013
2014
2015E
2016E

Adjusted EBITDA bolstered by lean SG&A structure

Capex (US$ mm)



$28
$21
$29
$50
$70-$75
$59-$71
2011
2012
2013
2014
2015E
2016E

Superior maintenance practices enable capex discipline



January 2012: Acquires Kemmerer
April 2014: Acquires Canadian Operations
January 2015: Acquires WMLP and Buckingham
August 2015: Kemmerer Drop Down to WMLP
February 2016: Acquires San Juan

The Westmoreland Difference | The Westmoreland Model | **Positioned to Drive Shareholder Value**

Note: 2015 and 2016 numbers represent management guidance provided 04-Feb-16.

WESTMORELAND COAL COMPANY

Focus on Leverage Reductions

Summary

- Consistent history of rapid delevering following acquisitions
- Predictable cash flows allow acquisition leverage
- Rigorous internal budgeting process to minimize capital and operating costs

Historical Leverage (Net Debt / LTM EBITDA)



6.2x
3.3x
3.1x
2.3x
3.6x
4.4x
2008 - 2010 Average
2011
2012
2013
2014
2015E (1)

Proven Record of Reducing Net Leverage Following Acquisitions (Net Debt / LTM EBITDA)



3.3x
3.7x
2.3x
3.5x
3.0x
3.8x
3.6x
4.4x
2011
Kemmerer Acquisition (2)
2013
Sherritt Coal Acquisition (3)
Pre-WMLP Acq. (30-Sep-14)
Post-WMLP Acq. (4) (30-Sep-14)
2014 (5)
Post-San Juan Acq. 2015E (1)

Strong cash flow generation drives reduction in net leverage following acquisitions

1. Represents 2015 preliminary results plus estimated San Juan impact.
2. As of 31-Jan-12.
3. Calculated using net debt figure pro forma for Sherritt transaction and pro forma LTM Adj. EBITDA figure as at 30-Sep-13.
4. Excludes impact of cash and debt at WMLP; pro forma for $75 mm term loan upsize and Buckingham acquisition.
5. 2014 shown pro forma for a full year of Canada operations, $75 mm term loan up size and Buckingham acquisition.

2016 Guidance Detail

		WESTMORELAND COAL COMPANY	WESTMORELAND RESOURCE PARTNERS	WESTMORELAND SAN JUAN, LLC	
Coal Sales	(Mst)	42.0 - 46.0	6.0 - 8.0	5.0 - 6.0	53.0 - 60.0
Adjusted EBITDA	(US$ mm)	$135 - $150	$60 - $75	$40 - $50	$235 - $275
Capex	(US$ mm)	$41 - $45	$15 - $19	$3 - $7	$59 - $71
Other Cash Impacts[(1)]	(US$ mm)	$21 - $27	$5 - $7	--	$26 - $34
Cash Interest	(US$ mm)	$55	$28	$7	$90
Free Cash Flow[(2)]	(US$ mm)	$18 - $23	$12 - $21	$30 - $36	$60 - $80

- Integrate San Juan Mine into Westmoreland operations
  - Expected to be accretive to EBITDA by $45 mm and to tonnage by 5-6 mm tons
- Maximize free cash flow through base business operating model
- Use free cash flow to pay down debt
- Minimize the impact of and evaluate opportunities for non-core assets

1. Includes reclamation, def. revenue, OPEB.
2. Includes ~$20 to $25 mm in negative cash flows from non-core assets.

Attractively Valued Investment Opportunity

Strong Free Cash Flow Yield (WLB)

In US$ millions except per share amounts

EBITDA	$250
Less: Maintenance Capex	($64)
Less: Other Cash Impacts[(1)]	($30)
Unlevered FCF	$157
Less: Interest Expense	($88)
Levered FCF	$69
Basic Shares Outstanding	18.1
Share Price	$5.17
Unlevered FCF per Share	$8.68
Levered FCF per Share	$3.81
FCF Yield	**74%**

Currently impacted by cash flow drags:
- Coal Valley (through 2017)
- ROVA (through 2019)



Westmoreland represents a highly attractive value proposition

The Westmoreland Difference | The Westmoreland Model | **Positioned to Drive Shareholder Value**

Source: Bloomberg, company filings, FactSet, Westmoreland Management Guidance
Note: Westmoreland metrics based on midpoint of management 2016 guidance ranges; reflects attributable WMLP ownership.
1. Includes pension, postretirement medical, reclamation and deferred revenue.

Long-Term Value Drivers

- Contract mining opportunities
- MLP structure in place to take advantage of strong cash flows
- Uplift from non-core ROVA and Coal Valley asset expirations
- Strengthening the balance sheet through strategic de-leveraging
- Maximizing capital leasing opportunities
- Executing on working capital reductions and supply chain improvements

The Westmoreland Difference


Lowest Cost Fuel Model
Highly Differentiated Business Model
Long Term Cost Protected Contracts
Consistent Cash Generation
Positioned for Long-Term Value